Investor Presentation June 2026 Growing in Global Markets Breakout Growth in Data Centers and Defense

2 FORWARD LOOKING STATEMENTS This presentation contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for full year 2026 and the impact of, and our ability to execute, our corporate strategies and business initiatives. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project”, “achieve”, “growth”, “enable”, “improve”, or the negative of those terms, and similar words, phrases or expressions that convey uncertainty of future events or outcomes. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; inflationary pressures and material changes in the cost or availability of raw materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the restrictions contained in our debt agreements; the level of our indebtedness and our ability to obtain financing at favorable rates, if at all, or to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; the impact of climate change on our operations; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; and uncertainty of government policies and actions in respect to global trade and tariffs, including the potential impacts of tariffs on the United States economy, the economy of other countries in which we conduct operations and our industry, cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following document, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.

3 Management in Attendance Harold Bevis Chief Executive Officer Chris Bohnert Chief Financial Officer Tim French Chief Operating Officer

4 Profitably Growing in High-Value Markets  Recently transformed 45-year-old company that is well underway with breakout growth  Partner with OEs and provide customized metal components and assemblies, use a shared and standardized global manufacturing footprint  Top growth markets are High-Value Vehicle Components, Electric Grid & Data Center, Defense & Electronics, Medical  Known for exceptional, repetitive quality at high-volume scale, high use of automation and robotics, AI 9001:2015 13485:2016 Sales $460 Million (+$100+ Million JV) Adjusted EBITDA $57 Million 12% Margin Key Markets Grid, Data Center, Vehicle, Defense & Electronics Customers ~700 NN 2026 Mid-Point Guidance

Footprint Matches Global and Local Growth Trends

- Global footprint to serve both local customers and global customers
- Top end markets are vehicle parts and electric grid / data center
- Top geographic markets are North America and China
- NN footprint matches the global supply chain for data center, electric grid and vehicle parts very well
- ~700 customers served from 27 facilities



North America
~60% SALES
~40% EMPLOYEES
16 FACILITIES
1,000+ MACHINE CENTERS

South America
~10% SALES
~25% EMPLOYEES
4 FACILITIES
350+ MACHINE CENTERS

Europe
~11% SALES
~10% EMPLOYEES
3 FACILITIES
300+ MACHINE CENTERS

CHINA
~19% SALES
~25% EMPLOYEES
4 FACILITIES
300+ MACHINE CENTERS

BEYOND RELIABLE

5

6 Q1 2026 Guidance and Outlook Raise 2026 first quarter – strong performance, momentum building in targeted areas • Sales and adjusted EBITDA outperformed prior period - good mix, good operating performance, lower costs • 22 of Top 30 customers are up in sales, broad-based sales growth, prospecting & adding new Data Center customers • Intentionally expanding Electric Grid & Data Center business growth opportunities 2026 full year – building through the quarters, full year expected to be record performance in multiple areas • Good mix, good operating performance, sales growth, EBITDA growth, adjusted EBITDA growth, adjusted EPS growth, new wins • NN’s outlook for FY 2026 is expected to be stronger than FY 2025 • Expanded participation in Electric Grid & Data Center growth, while also prospecting and winning additional business 2027-2030 – outlook improving, moving the timing of long-term goal attainment in from 2030 to 2029 • Results are overcoming global auto weakness and tariffs turmoil • Replacing Auto sales with Electric Grid & Data Center, Defense & Electronics, Medical, Industrial

7 NN’s 5 Pillar Growth Strategy High-Value Vehicle Parts • Many specialized applications for demanding precision metal parts – steering, braking, emissions, fuel, controls High-Value Stampings • NN’s precision know-how extrapolates into many niches such as smoke detectors, alarm systems, switches 2 Medical • Double-digit growth market; parts not as hard as others but quality systems are much more demanding 3 Defense and Electronics • Make many weapon and electronics parts for sensitive applications, small-part and plating specialist 4 5 1 Electrical Grid and Data Center • Fast-growing market, demanding applications for debris-free, leak-free, energy efficient and safe

End-Market Outlooks are Strengthening in 2026 8 Market NN Outlook Comments Electric Grid & Data Center • Market to remain strong • NN achieving breakthrough new wins/growth in 2026 Defense & Electronics • NA market to remain strong, at record levels • NN expecting to achieve growth over next 5 years Medical • Market to remain steady and growing • NN achieving breakthrough new wins/growth during 2026 Auto – China • Market is soft in the beginning of 2026 • NN repositioning assets from auto to Data Center Commercial Vehicle • Market is slightly down in the beginning of 2026 • NN expecting growth to begin in the 2nd half of 2026 Industrial • Market is showing modest growth in beginning of 2026 • NN expecting continued modest growth across 2026 Global Auto (N. America, S. America, Europe) • Market is slightly down – affordability, ICE-EV, China exports • NN expecting flat sales in 2026 Growth Markets

Operational & Technical Success Factors to Compete Commercial Success Factors to Disrupt & Grow Potential to Become a Material Business Stats: Electric Grid & Data Center • Creating growth in a large, profitable NN business • Added dedicated assets, new products, internally funding • Added liquid cooling connectors in 2026 • Data Center is fast-paced collaborative development Bottom Line: Growth from new and existing products, adding new liquid cooling customers + products; growth has been faster than expected Defense & Electronics • Adding to large, profitable business (2024) • Added dedicated assets + certifications, internally funding • 2-year development program with marquee OEM Bottom Line: Growth from pre-existing products + customers, adding new customers + products; growth has been faster + bigger than expected Medical • Fixed a small, unprofitable business and implemented growth plan (Fall 2023) • Added dedicated assets + certifications, internally funding • 2-year development program with marquee OEM Bottom Line: Corrected profit issues, has been slower to grow than expected, momentum increasing 9 Growth Diversification Program is Delivering

10 NN Has a Broad Product Line into Data Center and Electric Grid  Delivers Critical Solutions from Grid-Edge to Rack-Mounted  Hardware Solutions for Powering and Cooling the Grid and Data Centers NN Serves This Market with Multiple Products and Many Customers

11 Data Center Business Growing Faster Than Expected Significant business in Electric Grid & Data Center products • NN’s #2 overall market across many products and customers • Trailing 12-month sales are $73 Million with accretive margins  near-term goal of $100 Million Launched new product line in Q1 2026 - liquid cooling connector parts • Large market with estimates ranging from $1.5B to $6B+ - hard to tell as growth rates are increasing quickly • NN leveraged its stainless steel expertise, high-end metrology, refined quality programs with a direct entry into the liquid cooled data center market Q1 2026 • Landed multiple awards and converted machines over to data center and also ordered 17 additional 6-axis CNC Q2 2026 • Prospecting for additional awards and bidding on multiple large program with immediate startup requirements

Underway with 4th Consecutive Year of Improvment 12 New Gameplan $45.5 $49.7 $42.0 $35.3 $40.3 $46.9 $49.0 $57.0 11.2% 10.9% 8.8% 7.4% 8.6% 10.3% 11.6% 12.4% 2020 2021 2022 LTM Q2 2023 2023 2024 2025 2026 Guidance Mid- Point Adj. EBITDA ($millions) excluding Lubbock Adj. EBITDA Margin % excluding Lubbock 2026 is Targeted to be the Inflection Year for Breakout Growth • NN has delivered strong multi-year financial results led by solid operational performance • 5 pillars of growth are kicking in • As sales volumes build during 2026, the production will flow across a lower-cost operating model

Have Accelerated Timing of Long Term Results 13 Key Investor Points • 5 pilar growth program is delivering above market results • Cost leadership blueprint was hard-earned and is now steady-state • Gaining momentum on gross margin rates and adjusted EBITDA rates • Global auto has declined from 65% of sales in 2023 to 44% as of Q1 2026 $422M $600M 2025 2029 2030 Net Sales & Adj. Gross Margin 18.5% 20% $49M $80M 2025 2029 2030 Adj. EBITDA & Margin 11.6% 13% OldOld NewNew

Appendix 14

15 The Company discloses in this presentation the non-GAAP financial measures of adjusted gross profit, adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), and adjusted net income (loss) per diluted common share. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted gross profit, adjusted gross margin, adjusted income (loss) from operations, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss) and adjusted net income (loss) per diluted common share provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted gross margin represents GAAP gross profit, adjusted to exclude the effects of restructuring and integration expense and non-operational charges related to acquisition and transition expense. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted gross margin is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP gross margin. (b) Non-GAAP adjusted income (loss) from operations represents GAAP income (loss) from operations, adjusted to exclude the effects of restructuring and integration expense; non-operational charges related to acquisition and transition expense, intangible amortization costs for fair value step-up in values related to acquisitions, and when applicable, our share of income from joint venture operations. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income (loss) from operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from operations. (c) Non-GAAP adjusted EBITDA represents GAAP net income (loss), adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and other charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. (d) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the respective table. NN, Inc. estimates the tax effect of the adjustment items identified in the reconciliation schedule above by applying the applicable statutory rates by tax jurisdiction unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment. (e) Non-GAAP adjusted net income (loss) represents GAAP net income (loss) adjusted to exclude the tax-affected effects of charges related to acquisition and transition costs, foreign exchange gain (loss) on inter-company loans, restructuring and integration charges, amortization of intangibles costs for fair value step-up in values related to acquisitions and amortization of deferred financing costs, write-off of unamortized debt issuance costs, change in fair value of preferred stock derivatives and warrants, costs related to divested businesses and litigation settlements, income (loss) from discontinued operations, preferred stock cumulative dividends and deemed dividends and other charges. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP Financial Measures Footnotes

16 Reconciliation of GAAP Gross Profit to Non-GAAP Adjusted Gross Profit and Adjusted Gross Margin

17 Consolidated reconciliation of GAAP Loss from Operations to Non-GAAP Adjusted Income from Operations and Non-GAAP Adjusted EBITDA and Adjusted EBITDA margin

18 Power Solutions segment reconciliation of GAAP Income from Operations to Non-GAAP Adjusted Income from Operations and Non-GAAP Adjusted EBITDA and Adjusted EBITDA margin

19 Mobile Solutions segment reconciliation of GAAP Loss from Operations to Non-GAAP Adjusted Income from Operations and Non-GAAP Adjusted EBITDA and Adjusted EBITDA margin

20 Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Loss per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

Thank You 21 Joe Caminiti or Abe Plimpton NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts